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                                                                    EXHIBIT 21.1

                  SUBSIDIARIES OF HOLLYWOOD CASINO CORPORATION

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                                                                       State
         Name                              Address                   Organized

Hollywood Casino - Aurora, Inc.      13455 Noel Road              Illinois
                                     Suite 2200, LB48
                                     Dallas, TX 75240

HWCC - Aurora Management, Inc.       13455 Noel Road              Illinois
                                     Suite 2200, LB48
                                     Dallas, TX 75240

HWCC - Tunica, Inc.                  13455 Noel Road              Texas
                                     Suite 2200, LB48
                                     Dallas, TX 75240

HWCC Development Corp.               13455 Noel Road              Texas
                                     Suite 2200, LB48
                                     Dallas, TX 75240

HWCC - Louisiana, Inc.               13455 Noel Road              Louisiana
                                     Suite 2200, LB48
                                     Dallas, TX 75240

HWCC - Argentina, Inc.               13455 Noel Road              Texas
                                     Suite 2200, LB48
                                     Dallas, TX 75240

Hollywood Management, Inc.           13455 Noel Road              Texas
                                     Suite 2200, LB48
                                     Dallas, TX 75240

HWCC - Golf Course Partners, Inc.    13455 Noel Road              Delaware
                                     Suite 2200, LB48
                                     Dallas, TX 75240

HWCC - Aviation, Inc.                13455 Noel Road              Texas
                                     Suite 2200, LB48
                                     Dallas, TX 75240

HWCC - Shreveport, Inc.              13455 Noel Road              Louisiana
                                     Suite 2200, LB48
                                     Dallas, TX 75240
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